                                                                    Exhibit 99.2

                                                                       (SLIDE 1)


                   (narrative summary of graphic information)


         Slide contains a map of Michigan and Ohio showing locations of COFI and FFOM branch offices. Branch office locations are surrounded by an ellipse with the words "IMPACT PLAY" in the center of the ellipse. The FFOM and COFI logos are included at the upper left and lower right corners of the slide.

                                                                      (SLIDE 2)


Nasdaq:  COFI                   IMPACT PLAY                       Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------


                             Transaction Highlights


Benefits to COFI          Adds 200,000 S.E. Michigan households
                          Expansion of proven retail strategy
                          Access to low cost retail funding base
                          Leverage COFI operating capacity and systems for
                           improved efficiency


Benefits to FFOM          Accelerates retail strategy
                          Allows better utilization of distribution system
                          Retains capital management flexibility
                          Energizes earnings momentum


Shared Benefits           Enhanced earnings growth opportunities
                          Enhanced market share
                          Enhanced capital ratio

                                                                      (SLIDE 3)


Nasdaq:  COFI                       IMPACT PLAY                   Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------


                              Transaction Overview


Structure:                     Merger of equals
                               Tax-free exchange of common stock
                               Accounted for as "pooling of interests"
                               Option granted to each company for 19.9% of the
                                other partner
                               Charter One and Charter One Bank to be surviving
                                entities


Exchange Ratio:                Fixed exchange ratio: 1.2 of COFI = 1 of FFOM
                               Combined market capitalization over $1 billion

Proforma fully diluted

shares outstanding:            45,900,000

Process & Timing:              Subject to regulatory and shareholder approvals
                               Expected close in fourth quarter 1995

Cash dividend:                 $0.76 annualized

Estimated Deal Value:          $1.112 billion
                               (Based on COFI closing price of $24.75 on 5/26/95)

Cross Warrants:                Option to each company for 19.9%

                                                                       (SLIDE 4)


Nasdaq:  COFI                   IMPACT PLAY                       Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                                  Transaction Overview:  Organization


Name:                     Charter One Financial, Inc.
                          Nasdaq/NMS:  COFI

Headquarters:             Cleveland, Ohio

Management:               Charles John Koch, Chief Executive Officer (COFI)
                          Richard W. Neu, Chief Financial Officer (FFOM)
                          Mark D. Grossi, Chief Retail Banking Officer (COFI)
                          John D. Koch, Chief Lending and Credit Officer (COFI)

Board Composition:        50%-50% (16 members total)
                          Charles John Koch, Chairman (COFI)
                          Jerome L. Schostak, Vice Chairman (FFOM)

                                                                      (SLIDE 5)


 Nasdaq:  COFI                   IMPACT RESULT                    Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                         Proforma Market Capitalization

                       Dollars in Millions (May 26, 1995)


Largest Publicly Traded Thrifts                    Market Capitalization
- - -------------------------------                    ---------------------
(1)      Golden West Financial                             $2,856.3
(2)      Great Western Financial                            2,951.8
(3)      H.F. Ahmanson                                      2,635.0
(4)      Washington Mutual                                  1,390.6
(5)      COFI    (proforma)                                 1,112.0
(6)      GP Financial Corp.                                 1,069.3
(7)      Dime Bancorp                                       1,056.2
(8)      Standard Federal                                   1,009.2
(9)      Washington Federal                                   876.5
(10)     TCF Financial                                        805.4

                                                                      (SLIDE 6)


 Nasdaq:  COFI                   COFI IMPACTS                     Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                              COFI:  Proven Merger
                                  Track Record


         15 since 1980, Driver of:

         Superior ROE*                                               18.89%

         Superior ROA*                                                1.15%

         EPS Growth compounded annually**                            19.2%

           *3/31/95
         **12/31/88-3/31/95

                                                                       (SLIDE 7)


                   (narrative summary of graphic information)


         Slide contains a graph illustrating the earnings growth of COFI. Earnings per share calculations are prior to the cumulative effect of change in accounting principle and extraordinary items. The graph shows earnings per share of (i) $.90 in 1988; (ii) $1.14 in 1989; (iii) $1.24 in 1990; (iv) $2.10
in 1991; (v) $2.20 in 1992; (vi) $2.67 in 1993; (vii) $2.92 in 1994; and (viii)
$0.77 for the first quarter ended March 31, 1995. The graph demonstrates a growth rate of 19.2% compounded annually. The graph also reflects the acquisitions of (i) First Akron, in 1989; (ii) Western, in 1989; (iii) Broadview, in 1990; (iv) Civic, in 1991; (v) Toledo, in 1991; (vi) First American, in 1992; and (vii) Women's Federal, in 1993.

                                                                       (SLIDE 8)


                   (narrative summary of graphic information)


         Slide contains a graph illustrating the declining efficiency ratio (other expenses divided by net interest income and other income, not including gain on sale) of COFI. The graph shows efficiency ratios of (i) 71% in 1988;
(ii) 70% in 1989; (iii) 66% in 1990; (iv) 60% in 1991; (v) 57% in 1992; (vi)
51% in 1993; (vii) 50% in 1994; and (viii) 50% for the first quarter ended March 31, 1995. The graph also reflects the acquisitions of (i) First Akron, in 1989; (ii) Western, in 1989; (iii) Broadview, in 1990; (iv) Civic, in 1991;
(v) Toledo, in 1991; (vi) First American, in 1992; and (vii) Women's Federal, in 1993.

                                                                      (SLIDE 9)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                                 Strategic Plan


         *       Reposition FFOM balance sheet

                 - To reduce interest rate risk
                 - To simplify asset liability composition

         *       Maintain one holding company/one bank concept

         *       Expand retail banking focus in Michigan

         *       Expand lending programs in Michigan

         *       Maintain low cost operating advantage

                                                                     (SLIDE 10)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                               Credit Risk Ratios


                                                                     Pro-Forma
                                      COFI           FFOM           Combination
                                      ----           ----           -----------

Non-performing Assets to
Total Assets                            0.53%          0.29%            0.45%

Allowance for Loan Losses
to Non-Performing Loans               154.67%        131.13%          143.63%

Allowance for Loan Losses
to Average Loans                        1.02%          0.91%            1.03%

                                                                     (SLIDE 11)


Nasdaq:  COFI                         IMPACT                      Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                        1995:  Transition Year for FFOM


                 1994:    1st Quarter balance sheet restructuring

                 1995:    * $1.2 billion of interest rate swaps mature
                          * MBS cashflow redeployed into liquidity
                          * Refocus on retail banking and lending



                 ....This merger accelerates the transition....

                                                                      (SLIDE 12)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                   Proforma Combination Highlights (3/31/95)
                                     Assets
                                  ($ millions)

                                                                        Pro-Forma
                              COFI                 FFOM                Adjustments            Combined
                              ----                 ----                -----------            --------

Loans                        $3,600                $3,000                  $(400)             $6,200

Mortgage-Backed
 Securities                   2,000                 4,500                   (900)              5,600

Liquidity                       350                   815                   (700)                465

Total Assets                  6,300                 8,500                 (2,000)             12,800


                                            Liabilities & Equity

Retail Deposits              $4,400                $3,200                                     $7,600

Borrowings                    1,400                 4,700                 (1,900)              4,200

Equity                          389                   468                    (75)                782

                                                                     (SLIDE 13)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                      Proforma Earnings - Accretion ($000)



                                                  $ Net Income                       $ Per Share
                                                  ------------                       -----------

1st Quarter 1995 Annualized COFI
 Core Earnings                                      $70,600                             $3.06
1st Quarter 1995 Annualized FFOM
 Core Earnings                                       42,000                               ---
Benefit of 1995 FFOM Swap Roll Off                   25,900                               ---
                                                    -------                             -----
     Combined Core Earnings                         138,500                              3.02
                                                    -------                             -----


                                                                   Expected Range:
                                                                   ---------------
After-Tax Synergy Savings                    7,300               9,800            0.16          0.21
Balance Sheet Repositioning                  5,500               7,800            0.12          0.17
                                          --------            --------           -----         -----
                                          $151,300            $158,100           $3.30         $3.40
                                          --------            --------           -----         -----


*Based on 45.9 million shares at 1.2 exchange ratio

                                                                     (SLIDE 14)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                               Proforma Accretion



                                           $ Net Income           Expected Range:
                                           ------------           --------------

Proforma Combined
% Change From Stand-Alone EPS

COFI Annualized Core EPS                    $3.06                        $3.06
Pro-Forma Annualized Core EPS                3.30                         3.40
% Change from Stand-Alone                    7.7%                        11.1%

FFOM Annualized Core EPS
 (with Swap Benefit)                        $3.57                        $3.57
Pro Forma Annualized Core EPS                3.96                         4.08
% Change from Stand-Alone                   10.8%                        14.3%


*Based on 45.9 million shares at 1.2 exchange ratio

                                                                     (SLIDE 15)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                        Risk Profile of Combined Company


* Outstanding asset quality (NPA ratio: 0.45%)

* Dramatic reduction of borrowings and interest rate derivatives

* Capital in excess of 6%

* No meaningful goodwill or intangible assets

* Efficiency ratio below 48%

                                                                     (SLIDE 16)


 Nasdaq:  COFI                     IMPACT                         Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                          Balance Sheet Repositioning


* Eliminate remaining $850 million of interest rate swaps

* Sell $1.5-$2 billion of fixed-rate assets

* Repay $1.5-$2 billion of repurchase agreements

* Repositioning & transaction charges of up to $75 million after-tax

                                                                     (SLIDE 17)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                         Identified Expense Reductions

                               9% of Combined G&A
            Estimated total $15 million (3/4 to be realized in 1996)



Consolidate                                        Reduce
- - -----------                                        ------
* Branch operations support                        * Professional services
* Data processing functions                        * FDIC insurance expense
* Financial functions
* Human resources
* Holding company/
  administrative expense
* Loan servicing

                                                                     (SLIDE 18)


                   (narrative summary of graphic information)


         Slide contains a pie chart displaying the components of FFOM's retail deposit mix at March 31, 1995, which were the following: (i) retail certificates, 57.4%; (ii) passbook accounts, 19.8%; (iii) money market accounts, 11.9%; and (iv) checking accounts, 10.9%. At March 31, 1995, FFOM had $2.5 billion in deposits with a weighted average cost of 4.04%, and COFI had $4.4 billion in deposits with a weighted average cost of 4.69%.

                                                                     (SLIDE 19)


 Nasdaq:  COFI                     IMPACT                         Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                            Future Earnings Drivers



* Incremental loan growth                                   $250 million/year

* Incremental fee revenue                                   $4 to 5 million/year

* Redeployment of excess capital                            $150-200 million(1)




(1) as of 12/31/95, in excess of well-capitalized designation

                                                                     (SLIDE 20)


Nasdaq:  COFI                      IMPACT                         Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                         Enhanced Revenue Opportunities


                             Expand with COFI products

                             * Consumer loan products
                             * Construction lending products
                             * Residential lending products
                             * Transaction accounts


                             Introduce COFI products

                             * High performance checking programs
                             * Commercial mortgage lending
                             * Corporate and industrial lending
                             * Equipment leasing
                             * Tax deferred annuities sales
                             * Mutual funds sales

                             Maximize

                             * Capital flexibility

                                                                      (SLIDE 21)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                           Impact of the Combination


* Accretive in 1996

* Significant future earnings opportunities

* Substantial resultant capital

* Outstanding asset quality

                                                                     (SLIDE 22)


 Nasdaq:  COFI                      IMPACT                        Nasdaq:  FFOM
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                                Impact Analysis


                                  COFI + FFOM

                             The engine that drives
                             future earnings growth